Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Debtors : The Great Atlantic & Pacific Tea Company, Inc. et al. (1)
Case Number: Jointly Administered 10-24549 (RDD)

Monthly Operating Report for the Period:

July 17, 2011 to August 13, 2011

Debtors’ Address:

2 Paragon Drive

Montvale, NJ 07645

Net Loss: $34.4 million

Debtors’ Attorneys:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Telephone: (212) 446-4800

Facsimile: (212) 446-4900

James H.M. Sprayregen, P.C.

Paul M. Basta

Ray C. Schrock

and

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200

James J. Mazza, Jr.

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: September 28, 2011	/s/ Frederic F. Brace
Frederic F. Brace
Chief Administrative Officer,
Chief Restructuring Officer and
Chief Financial Officer

(1)          See Schedule 1 for a listing of Debtor by case number

(2)          All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR AUGUST 2011

(1)          See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR AUGUST 2011

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited — in thousands)

Four Weeks Ended
August 13, 2011

Sales	$528,984
Cost of merchandise sold	(379,215)
Gross margin	149,769
Store operating, general and administrative expense	(168,846)
Loss from continuing operations before interest expense and reorganization items, net	(19,077)
Interest expense	(10,254)
Reorganization items, net	(4,780)
Loss from continuing operations before provision for income taxes	(34,111)
Provision for income taxes	(35)
Loss from continuing operations	(34,146)
Discontinued operations:
Loss from operations of discontinued businesses, net of income tax benefit of $0	(245)
Reorganization items, net of income tax provision of $0	(6)
Loss from discontinued operations	(251)
Net loss	$(34,397)

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR AUGUST 2011

CONSOLIDATED BALANCE SHEET

(Unaudited — in thousands)

As of
August 13, 2011
ASSETS
Current assets:
Cash and cash equivalents	$293,273
Restricted cash	3,748
Accounts receivable, net of allowance for doubtful accounts of $5,641 at August 13, 2011	151,560
Inventories, net	392,456
Prepaid expenses and other current assets	38,824
Total current assets	879,861

Non-current assets:
Property:
Property owned, net	1,021,175
Property leased under capital leases, net	58,818
Property, net	1,079,993
Goodwill	110,412
Intangible assets, net	119,338
Other assets	149,648
Total assets	$2,339,252

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current liabilities:
Debtor-in-possession credit agreement	$350,000
Current portion of obligations under capital leases	4,033
Current portion of real estate liabilities	584
Accounts payable	121,300
Book overdrafts	19,528
Accrued salaries, wages and benefits	99,031
Accrued taxes	32,662
Other accrued liabilities	101,272
Total current liabilities	728,410

Non-current liabilities:
Long-term obligations under capital leases	38,374
Long-term real estate liabilities	131,203
Deferred real estate income	13,611
Other non-current liabilities	99,410
Total liabilities not subject to compromise	1,011,008
Liabilities subject to compromise	2,518,671
Total liabilities	3,529,679

Series A redeemable preferred stock — no par value, $1,000 redemption value; authorized — 700,000 shares; issued — 179,020 shares at August 13, 2011	146,301

Stockholders’ deficit:
Common stock — $1 par value; authorized — 260,000,000 shares; issued and outstanding — 53,852,470 shares at August 13, 2011	53,852
Additional paid-in capital	508,623
Accumulated other comprehensive loss	(76,304)
Accumulated deficit	(1,822,899)
Total stockholders’ deficit	(1,336,728)
Total liabilities and stockholders’ deficit	$2,339,252

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR AUGUST 2011

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited — in thousands)

Four Weeks Ended
August 13, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(34,397)
Adjustments to reconcile net loss to net cash used in operating activities (see next page)	19,030
Changes in assets and liabilities:
Decrease in receivables	6,110
Decrease in inventories	1,492
Increase in prepaid expenses and other current assets	(5,139)
Increase in other assets	(5,825)
Decrease in accounts payable	(9,341)
Decrease in accrued salaries, wages and benefits, and taxes	(6,143)
Increase in other accruals	7,158
Decrease in other non-current liabilities	(250)
Payments for reorganization items	(450)
Other operating activities, net	35
Net cash used in operating activities	(27,720)

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property	(1,711)
Proceeds from disposal of property	292
Proceeds from sale of assets held for sale	1,341
Increase in restricted cash	(1,240)
Net cash used in investing activities	(1,318)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt	(14)
Principal payments on long-term real estate liabilities	(111)
Principal payments on capital leases	(738)
Decrease in book overdrafts	(9,287)
Payments of financing fees for debtor-in-possession financing	(128)
Net cash used in financing activities	(10,278)

Net decrease in cash and cash equivalents	(39,316)
Cash and cash equivalents at beginning of period	332,589
Cash and cash equivalents at end of period	$293,273

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR AUGUST 2011

CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

(Unaudited — in thousands)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH USED IN OPERATING ACTIVITIES:

Four Weeks Ended
August 13, 2011

Depreciation and amortization	$14,093
Non-cash interest expense	263
Asset disposition initiatives in the normal course of business	404
Amortization of deferred real estate income	(247)
Non-cash occupancy charges for locations closed in the normal course of business	186
Gain on sale of assets held for sale	(583)
Reorganization items, net relating to continuing operations	4,780
Reorganization items, net relating to discontinued operations	6
Financing fees	128
Total adjustments to net loss	$19,030

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR AUGUST 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

1.      Background

General

The Great Atlantic & Pacific Tea Company, Inc. (“we,” “our,” “us” or “our Company”) is engaged in the retail food business.  Our Company operates stores under the following trade names: A&P®, SuperFresh®, Waldbaum’s®, Super Foodmart®, Food Basics®, The Food Emporium®, Best Cellars®, Best Cellars at A&P®, Pathmark® and Pathmark Sav-A-Center®.

Chapter 11 Reorganization Cases

On December 12, 2010, our Company and all of our U.S. subsidiaries (the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York in White Plains (the “Bankruptcy Court”), which are being jointly administered under case number 10-24549.  Management’s decision to initiate the Bankruptcy Filing was in response to, among other things, our Company’s deteriorating liquidity and management’s conclusion that the challenges of successfully implementing additional financing initiatives and of obtaining necessary cost concessions from our Company’s business and labor partners, was negatively impacting our Company’s ability to implement our previously announced turnaround strategy.  Our Company’s non-U.S. subsidiaries, which are immaterial on a consolidated basis and have no retail operations, were not part of the Bankruptcy Filing.

We are currently operating as debtors-in-possession pursuant to the Bankruptcy Filing and continuation of our Company as a going-concern is contingent upon, among other things, the Debtors’ ability (i) to comply with the terms and conditions of the DIP Credit Agreement described in Note 4 to this Monthly Operating Report; (ii) to develop a plan of reorganization and obtain confirmation of that plan under the Bankruptcy Code; (iii) to reduce debt and other liabilities through the bankruptcy process; (iv) to return to profitability, including by securing necessary near-term cost concessions from our business and labor partners; (v) to generate sufficient cash flow from operations; and (vi) to obtain financing sources to meet our future obligations.  The uncertainty regarding these matters raises substantial doubt about our ability to continue as a going concern.

2.      Basis of Presentation

Debtors-in-Possession Financial Statements

The unaudited consolidated financial statements and supplemental information contained herein represent the consolidated financial information for the Debtors as of and for the four weeks ended August 13, 2011. Non-Debtor subsidiaries are deemed to be immaterial on a consolidated basis and related income statement and balance sheet activity has been reported separately on Schedule 3 and Schedule 4 under the column “Foreign Non-Debtor”.

Our Company was required to apply the FASB’s provisions of Reorganizations effective on December 12, 2010, which is applicable to companies in chapter 11, which generally does not change the manner in which financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the Bankruptcy Filing distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

The unaudited consolidated financial statements have been derived from the books and records of our Company. Certain financial information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and upon the application of such procedures (such as tests for asset impairment), we believe that the financial information will be subject to changes, and these changes could be material. The financial information furnished in this report includes primarily normal recurring adjustments as well as all of the adjustments that would typically be made so that the quarterly financial statements are in accordance with U.S. GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted. Therefore, this report should be read in conjunction with our Company’s audited consolidated financial statements on Form 10-K as of and for the period ended February 26, 2011 and for the interim period on Form 10-Q as of and for the period ended June 18, 2011.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR AUGUST 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

The results of operations contained herein are not necessarily indicative of the results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of our Company in the future.

Intercompany Transactions

Intercompany transactions between Debtor entities, as well as between Debtor and Non-Debtor subsidiaries, include, but are not limited to, intercompany cash sweep arrangements, intercompany financing arrangements, intercompany wages and intercompany inventory procurement.  The intercompany financing agreements include two loans from two of the Non-Debtor foreign subsidiaries to Shopwell, Inc., a Debtor of our Company; a 3.562% loan due on May 27, 2013 with an outstanding balance of principal and interest of approximately $94.0 million from A&P Bermuda Limited and a 2.85% loan due on January 15, 2014 with an outstanding balance of principal and interest of approximately $0.1 million from APTEA Hungry Liquidity Management Limited Liability Company. Both loans were transferred from Shopwell, Inc. to The Great A&P Tea Company during June 2010 prior to the Bankruptcy Filing.

All payments between the Debtor and Non-Debtor entities have been stayed at this time and we did not record contractual interest expense subsequent to the Bankruptcy filing. The intercompany balances due to / from entities, as shown on individual entities’ balance sheets included in the accompanying Consolidating Balance Sheet, represent the accumulation of activity over time.  These balances between Debtor entities have not been eliminated in the accompanying Consolidating Balance Sheets. Certain intercompany transactions have been eliminated in the accompanying Consolidated Statement of Operations.  Intercompany balances between the Debtor and Non-Debtor entities have been shown net in the consolidated financial statements.

Interest Expense

We recorded all contractual interest on secured debt for the four weeks ended August 13, 2011. We recorded interest accretion expense for capital leases and real estate liabilities, self-insurance reserves, GHI and corporate owned life insurance (“COLI”) obligations. Although we have recorded interest accretion expense, we have not made a final determination as to the value of any underlying assets or the rejection/assumption of any of the obligations that we have not assumed.  Once a determination is made, the accretion of the interest expense may change. We did not record contractual interest expense of $2.9 million for unsecured debt which is subject to compromise for the four weeks ended August 13, 2011.  Debt discounts and deferred financing fees for all debt which is subject to compromise were reclassified into the carrying value of the respective indebtedness upon the Bankruptcy Filing and the balances were then adjusted to the face value of the debt.  As a result of this reclassification, we ceased amortization of deferred financing fees and discounts effective as of the Bankruptcy Filing date. Such amounts may need to be adjusted in future periods.

Taxes and Insurance

We received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain court orders. As such, we have paid the applicable taxes when due except for amounts that are in dispute.

All post-petition tax obligations to the proper taxing authorities are current.  Deferred tax liabilities of $27.1 million are included within “Other accrued liabilities” in the Consolidated Balance Sheet.  Pre-petition amounts for leases not yet assumed owed for our pro-rata portion of certain taxes for which we reimburse third parties have not been paid.

Additionally, all insurance premiums are current and all insurance policies are in force as of August 13, 2011.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR AUGUST 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Other non-current liabilities

Other non-current liabilities are comprised of $61.9 million for Non-Debtor obligations for COLI, $23.9 million for step rent liability, $13.0 million for self-insurance reserves, $0.5 million for deferred income and $0.1 million for other items that were incurred subsequent to the Bankruptcy Filing.  These amounts are not subject to compromise under the Bankruptcy Filing.

3.      Proceeds from Sale of Assets Held for Sale

On July 25, 2011, our Company obtained approval from the Bankruptcy Court to sell an additional store located in New York.  On August 1, 2011, our Company completed the sale of the store for $0.9 million in cash which primarily related to fixed assets.  In addition, our Company received $0.4 million of the remaining proceeds pertaining to the 12 stores which were sold on July 9, 2011.

4.      DIP Credit Agreement

In connection with the Bankruptcy Filing, on December 13, 2010, the Bankruptcy Court entered its interim financing order, among other things, permitting us to enter into a Superpriority Debtor-in-Possession Credit Agreement (as amended and restated in its entirety by that certain Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of December 21, 2010, further amended and restated in its entirety by that certain Second Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of January 10, 2011, further amended and restated in its entirety by that certain Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of January 13, 2011, further amended by that certain First Amendment to the Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of July 8, 2011, further amended by that certain Second Amendment to the Third Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of September 21, 2011 (the “Second Amendment to the DIP Credit Agreement”), as may be therefore further amended, amended and restated, supplemented or otherwise modified from time to time (the “DIP Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacity, the “Agent”), the lenders from time to time party thereto (collectively, the “DIP Lenders”) and our Company and certain subsidiaries as borrowers thereunder.  On December 14, 2010, we satisfied all of the conditions to the effectiveness of the DIP Credit Agreement and to the initial closing thereunder and consummated the transactions contemplated thereunder including the refinancing in full of our Company’s and its applicable subsidiaries’ obligations under the pre-existing first lien credit facility. The Bankruptcy Court entered a final order approving the DIP Credit Agreement on January 11, 2011. Pursuant to the terms of the DIP Credit Agreement:

•

the DIP Lenders agreed to lend up to $800.0 million in the form of a $350.0 million term loan and a $450.0 million revolving credit facility with a $250.0 million sublimit for letters of credit, in each case subject to the terms and conditions therein;

•

our Company’s and the Subsidiary Borrower’s obligations under the DIP Credit Agreement and the other specified loan documents are guaranteed by our Company’s certain other subsidiaries that are Debtors (“Subsidiary Guarantors” and, together with our Company and the Subsidiary Borrowers, the “Loan Parties”); and

•

the Loan Parties’ obligations under the DIP Credit Agreement and such other specified loan documents are secured by a security interest in, and lien upon, substantially all of the Loan Parties’ existing and after-acquired personal and real property, having the priority and subject to the terms therein and in the order(s) entered into by the Bankruptcy Court, as applicable.

Our Company will have the option to have interest on the revolving loans under the revolving credit facility provided under the DIP Credit Agreement accrue at an alternate base rate plus 200 basis points or at adjusted LIBOR plus 300 basis points. Our Company will have the option to have interest on the term loan provided under the DIP Credit Agreement accrue at an alternate base rate plus 600 basis points or at adjusted LIBOR (with a floor of 175 basis points) plus 700 basis points. The DIP Credit Agreement limits, among other things, our Company’s and the other Loan Parties’ ability to (i) incur indebtedness, (ii) incur or create liens, (iii) dispose of assets, (iv) prepay certain

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR AUGUST 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

indebtedness and make other restricted payments, (v) enter into sale and leaseback transactions and (vi) modify the terms of certain indebtedness and certain material contracts. Notably, however, the DIP Credit Agreement permits our Company to use the proceeds generated from the sale of the Southern Stores in the operation of our business rather than requiring us to use those proceeds to reduce the Loan Parties’ outstanding indebtedness under the DIP Credit Agreement.

The DIP Credit Agreement also contains certain financial covenants, as amended by the Second Amendment to the DIP Credit Agreememt, including a minimum excess availability covenant of $100.0 million (or $75.0 million at any time after January 30, 2012 but prior to the delivery of financial statements to the DIP Lenders for the period ended February 25, 2012, which are due by March 26, 2012, or $50.0 million at any time thereafter), minimum liquidity covenant of $100.0 million and minimum cumulative EBITDA covenant as defined in the DIP Credit Agreement.  Minimum cumulative EBITDA measured beginning on September 11, 2011 is as follows (in millions):

Date	Minimum Cumulative EBITDA
December 31, 2011	10.0
January 28, 2012	25.0
February 25, 2012	40.0
March 24, 2012	55.0
April 21, 2012	70.0
May 19, 2012	85.0
June 16, 2012	100.0

If we file a Plan of Reorganization with the Bankruptcy Court prior to January 30, 2012, the minimum EBITDA covenants for the respective periods ended December 31, 2011 and January 28, 2012 are waived.

Meeting our EBITDA covenant requires increasing levels of performance throughout the year, including the successful implementation of our business improvement initiatives. We previously entered into a definitive agreement with C&S Wholesale Grocers, Inc. to provide warehousing, transportation, procurement, purchasing and ancillary services in support of our supply chain and as of the balance sheet date we are in the process of negotiating with union locals to obtain consensual modifications to collective bargaining agreements necessary for our successful reorganization. We may not achieve our minimum cumulative EBITDA covenant. A financial covenant violation could result in termination of the DIP Credit Agreement and/or termination of our access to funding thereunder. If either (or both) of those were to occur, our Company could be without sufficient cash availability to meet our operating needs or satisfy our obligations as they fall due, in which instance we may be unable to successfully reorganize.

The DIP Credit Agreement matures upon the earliest to occur of (a) June 14, 2012, (b) the acceleration of the loans and the termination of the commitment thereunder, and (c) the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code, which for purposes hereof shall be no later than the effective date thereof) of a plan of reorganization that is confirmed pursuant to an order entered by the Bankruptcy Court.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR AUGUST 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

5.      Reorganization Items, Net

Reorganization items represent amounts incurred as a direct result of the Bankruptcy Filing and was comprised of the following:

Four Weeks Ended
August 13, 2011
(in thousands)
Professional fees	$(4,703)
US Trustee fees	(83)
Write-off of balance sheet items related to rejected contracts, net - continuing operations	(223)
Reduction of closed locations reserve	229
Reorganizations items, net — continuing operations	(4,780)
Write-off of balance sheet items related to rejected contracts - discontinued operations	(6)
Total reorganization items, net	$(4,786)

Professional fees of approximately $4.7 million were accrued and $0.2 million were paid for the four weeks ended August 13, 2011. U.S. Trustee fees of approximately $0.1 million were accrued and $0.3 million were paid for the four weeks ended August 13, 2011.

During the four weeks ended August 13, 2011, we rejected one of our leases through the bankruptcy process and reduced the closed locations reserve balance associated with these leases by $0.2 million, all of which was attributed to continuing operations.  In addition, we also wrote off other liabilities of $0.2 million, net pertaining to the previously rejected leases.  Of this amount, $0.2 million relates to continuing operations with an offset of less than $0.1 million relating to discontinued operations.

6.      Liabilities Subject to Compromise

As a result of the Bankruptcy Filing, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Bankruptcy Filing liabilities are stayed. Although payment of pre-petition claims generally is not permitted, the Bankruptcy Court granted the Debtor authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of our Company’s businesses and assets. Among other things, the Bankruptcy Court authorized us to pay certain pre-petition claims relating to employee wages and benefits, customers, vendors, and suppliers.

We have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, we may reject pre-petition executory contracts and unexpired leases with respect to our operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as “Liabilities subject to compromise” in our Consolidated Balance Sheet. We previously notified all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against our Company must be filed if the claimants disagree with the amounts included in our schedule of assets and liabilities filed with the Bankruptcy Court and wish to receive any distribution in the Bankruptcy Filing. The bar date of June 17, 2011 set by the Bankruptcy Court has passed. Thus far, claimants filed over nine thousand claims against our Company, asserting approximately $27.9 billion worth of liabilities.  Our Company and our retained professionals are continuing to review and analyze the proofs of claim submitted by claimants and will investigate any material differences between these claims and liability amounts estimated by our Company. If necessary, in the event of a claims dispute, the Bankruptcy Court will make a final determination whether such claims should be allowed and, if so, the appropriate amount of such allowed claims. The ultimate amount of such liabilities is not determinable at this time.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR AUGUST 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Pre-petition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.  The amounts currently classified as “Liabilities subject to compromise” may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.  We expect that certain amounts currently classified as “Liabilities subject to compromise” may in fact be paid in the ordinary course as they come due.  Any resulting changes in classification will be reflected in subsequent monthly operating reports.

Liabilities subject to compromise consist of the following:

As of August 13, 2011
(in thousands)
Accounts payable	$176,927
Accrued salaries, wages, and benefits	10,947
Self-insurance reserves	380,871
Closed locations reserves	6,121
Damages claim for rejected leases	187,229
Pension withdrawal liabilities	113,490
GHI contractual liability for employee benefits	96,701
Accrued occupancy related costs for open stores	18,802
Deferred income	33,891
Deferred real estate income	17,693
Accrued audit, legal and other	6,886
Accrued interest	47,570
Other postretirement and postemployment benefits	41,858
Other accruals	2,954
Pension plan benefits	129,130
Step rent liabilities	24,295
Unfavorable lease liabilities	805
Other noncurrent liabilities	10,137
5.125% Convertible Senior Notes, due June 15, 2011	165,000
Related Party Promissory Note, due August 18, 2011	10,000
9.125% Senior Notes, due December 15, 2011	12,840
6.750% Convertible Senior Notes, due December 15, 2012	255,000
11.375% Senior Secured Notes, due August 1, 2015	260,000
9.375% Notes, due August 1, 2039	200,000
Other debt	2,496
Obligations under capital leases	63,990
Real estate liabilities	243,038
Total liabilities subject to compromise	$2,518,671

Liabilities subject to compromise include liabilities related to pre-petition purchases and interest payments, some of which were scheduled for payment in the August 2011 period.  As a result, the August 2011 cash flows from operations were favorably affected by the stay of payment related to the liabilities.

Non-Debtor Financing Agreements

Intercompany financing agreements with foreign non-Debtor subsidiaries of $94.1 million are not reflected in the above liabilities subject to compromise table as these amounts were eliminated on a consolidated basis.

7.      Post-petition Accounts Payable and Accrued Expenses

To the best of our knowledge, all undisputed post-petition accounts payable and accrued expenses have been paid, or are being paid under agreed-upon payment terms.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR AUGUST 2011

SCHEDULE 1: SCHEDULE OF DISBURSEMENTS

Case Number:	Debtor Name:	Disbursements for the four weeks ended August 13, 2011:
087-10-24548	APW SUPERMARKETS, INC.	$32,951,312.05
087-10-24549	THE GREAT ATLANTIC & PACIFIC	117,928,100.54
087-10-24550	2008 BROADWAY, INC.	—
087-10-24551	AAL REALTY CORPORATION	—
087-10-24552	ADBRETT CORPORATION	—
087-10-24553	AMSTERDAM TRUCKING CORPORATION	—
087-10-24554	APW SUPERMARKET CORPORATION	—
087-10-24555	BERGEN STREET PATHMARK, INC.	—
087-10-24556	BEST CELLARS DC, INC.	—
087-10-24557	BEST CELLARS, INC.	148,878.07
087-10-24558	BEST CELLARS LICENSING, CORP.	—
087-10-24559	BEST CELLARS MASSACHUSETTS, INC.	144.18
087-10-24560	BEST CELLARS VA, INC.	18,099.52
087-10-24561	BEV, LTD	225,933.62
087-10-24562	BORMAN’S INC.	297,760.45
087-10-24563	BRIDGE STUART, INC.	—
087-10-24564	CLAY-PARK REALTY, CORP.	—
087-10-24565	COMPASS FOODS, INC.	—
087-10-24566	EAST BRUNSWICK STUART, LLC	—
087-10-24567	FARMER JACKS OF OHIO, INC.	—
087-10-24568	FOOD BASICS, INC.	6,405,788.40
087-10-24569	GRAMATAN FOODTOWN CORP.	—
087-10-24570	GRAPE FINDS AT DUPONT, INC.	—
087-10-24571	GRAPE FINDS LICENSING, CORP.	—
087-10-24572	GREENLAWN LAND DVLPMNT, CORP.	—
087-10-24573	HOPELAWN PROPERTY I, INC.	115.61
087-10-24574	KOHL’S FOOD STORES, INC.	—
087-10-24575	KWIK SAVE, INC.	—
087-10-24576	LANCASTER PIKE STUART, LLC	—
087-10-24577	LBRO REALTY, INC.	—
087-10-24578	MAC DADE BOULEVARD STUART, LLC	—
087-10-24579	MCLEAN AVENUE PLAZA, CORP.	—
087-10-24580	MILIK SERVICE COMPANY, LLC	—
087-10-24581	MONTVALE HOLDINGS, INC.	—
087-10-24582	N. JERSEY PROPERTIES, INC. VI	—
087-10-24583	ONPOINT, INC.	—
087-10-24584	PATHMARK STORE, INC.	101,211,139.59
087-10-24585	PLAINBRIDGE, LLC	217,755,964.60
087-10-24586	SEG STORES, INC.	11,651.69
087-10-24587	SHOPWELL, INC.	13,495,940.79
087-10-24588	SHOPWELL, INC.	—
087-10-24589	SPRING LANE PRODUCE CORP.	—
087-10-24590	SUPER FRESH FOOD MARKETS, INC.	15,648,479.56
087-10-24591	SUPER FRESH/SAV A CENTER, INC.	4,793.24
087-10-24592	SUPER MARKET SERVICES, CORP.	—
087-10-24593	SUPER PLUS FOOD WAREHOUSE, INC.	—
087-10-24594	SUPERMARKETS OIL COMPANY, INC.	—
087-10-24595	THE FOOD EMPORIUM, INC.	—
087-10-24596	THE OLD WINE EMPORIUM	196,625.57
087-10-24597	THE S. DAKOTA GREAT ATLANTIC	—
087-10-24598	TRADEWELL FOODS OF CONN., INC.	511,648.19
087-10-24599	UPPER DARBY STUART, LLC	—
087-10-24600	WALDBAUM, INC.	1,711,073.97
087-10-24601	LO-LO DISCOUNT STORES, INC.	18,899.34
	GRAND TOTALS:	$508,542,348.98

Certain Debtor entities make disbursements on behalf of the other Debtor entities.  Every effort has been made to accurately represent the disbursements made on behalf of each affiliated debtor.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR AUGUST 2011

SCHEDULE 2: DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	✓(a)
2.	Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period?	✓(b)
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4.	Are worker compensation, general liability or other necessary insurance coverage expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		✓
5.	Is the Debtor delinquent in paying any insurance premium payment?		✓
6.	Have any payments been made on pre-petition liabilities this reporting period?	✓(c)
7.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?		✓
8.	Are any post-petition payroll taxes past due?		✓
9.	Are any post-petition State or Federal income taxes past due?		✓
10.	Are any post-petition real estate taxes past due?		✓
11.	Are any other post-petition taxes past due?		✓
12.	Have any pre-petition taxes been paid during this reporting period?	✓(d)
13.	Are any amounts owed to post-petition creditors delinquent?		✓
14.	Are any wage payments past due?	✓(e)
15.	Have any post-petition loans been received by the Debtor from any party?		✓
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18.	Have the owners or shareholder received any compensation outside of the normal course of business?		✓

Explanations to “Yes” answers:

(a)	Refer to Note 3 - Proceeds from Sale of Assets Held for Sale
(b)	Funds have been disbursed from Rule 501(c)3 non-profit organizations, affiliates of our Company, in the normal course of operations.
(c)	Payments made on certain pre-petition liabilities were made pursuant to various court orders.
(d)

Due to the assumption of real estate leases during the four weeks ended July 16, 2011, landlords were reimbursed during the four weeks ended August 13, 2011 for pre-petition real estate taxes paid on our behalf as cure amounts.

(e)	Certain severance payments have not been made and have been classified as part of “Liabilities subject to compromise”; however, wage payments for existing employees are current.

(1) See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR AUGUST 2011

SCHEDULE 3: CONSOLIDATING STATEMENTS OF OPERATIONS

FOR THE FOUR WEEKS ENDED AUGUST 13, 2011

(Unaudited - in thousands)

	APW Supermarket	Bev LTD	Borman’s Inc	Shopwell	Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine
					-A-Center	Food Markets	Tea Co	Emporium

	10-24548	10-24561	10-24562	10-24587	10-24591	10-24590	10-245549	10-24596
Sales	$88,430	$275	$-	$17,484	$-	$40,635	$142,192	$219

Cost of merchandise sold	(62,034)	(219)	-	(9,989)	-	(28,339)	(99,699)	(173)
Gross margin	26,396	56	-	7,495	-	12,296	42,493	46

Store operating, general and administrative expense	(26,626)	(49)	2	(7,582)	-	(12,822)	(46,425)	(42)
(Loss) income from continuing operations before interest expense and reorganization items, net	(230)	7	2	(87)	-	(526)	(3,932)	4
Interest expense	(330)	-	-	-	-	(163)	(7,399)	-
Reorganization items, net	-	-	-	(142)	-	-	(4,864)	-
(Loss) income from continuing operations before provision for income taxes	(560)	7	2	(229)	-	(689)	(16,195)	4
Provision for income taxes	-	-	-	-	-	-	(35)	-
(Loss) income from continuing operations	(560)	7	2	(229)	-	(689)	(16,230)	4
(Loss) income from operations of discontinued businesses	-	-	(278)	-	2	-	31	-
Reoganization items, net	-	-	(8)	-	2	-	-	-
(Loss) income from discontinued operations	-	-	(286)	-	4	-	31	-
Net (loss) income	$(560)	$7	$(284)	$(229)	$4	$(689)	$(16,199)	$4

Case No. 10-245949 (RDD) Jointly Administered

Tradewell Foods	Waldbaums Inc	US Food Basics	Pathmark Inc	Plainbridge	E Brusnswick	Best Cellars	SEG	Best Cellars of	Total
								Virginia Inc

10-24598	10-24600	10-24568	10-24584	10-24585	10-24566	10-24557	10-24586	10-24560
$1,139	$2,642	$17,883	$217,949	$-	$-	$136	$-	$-	$528,984

(772)	(1,818)	(14,465)	(161,623)	-	-	(80)	-	(4)	(379,215)
367	824	3,418	56,326	-	-	56	-	(4)	149,769

(380)	(766)	(3,323)	(69,968)	(383)	(12)	(77)	11	(404)	(168,846)
(13)	58	95	(13,642)	(383)	(12)	(21)	11	(408)	(19,077)

-	(517)	(122)	(1,723)	-	-	-	-	-	(10,254)
-	(13)	-	-	-	-	-	-	239	(4,780)
(13)	(472)	(27)	(15,365)	(383)	(12)	(21)	11	(169)	(34,111)

-	-	-	-	-	-	-	-	-	(35)
(13)	(472)	(27)	(15,365)	(383)	(12)	(21)	11	(169)	(34,146)
-	-	-	-	-	-	-	-	-	(245)
-	-	-	-	-	-	-	-	-	(6)
-	-	-	-	-	-	-	-	-	(251)
$(13)	$(472)	$(27)	$(15,365)	$(383)	$(12)	$(21)	$11	$(169)	$(34,397)

Case No. 10-245949 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR AUGUST 2011

SCHEDULE 4: CONSOLIDATING BALANCE SHEETS

AS OF AUGUST 13, 2011

(Unaudited - in thousands)

	APW Supermarket	Bev LTD	Borman’s Inc	Farmer Jacks	Hopelawn	Kohl’s Food	Shopwell	Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine	Tradewell Foods	Waldbaums Inc
				of Ohio	Property I Inc	Stores		-A-Center	Food Markets	Tea Co	Emporium

	10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24600
ASSETS
Current assets:
Cash and cash equivalents	$5,065	$14	$-	$-	$-	$-	$663	$-	$2,321	$262,872	$24	$25	$106
Restricted cash	201	-	-	-	-	-	-	-	-	3,423	-	-	-
Accounts receivable, net	7,014	1	42	-	-	-	1,289	-	5,592	104,946	2	28	562
Inventories, net	59,012	570	-	-	-	-	8,317	-	28,859	138,230	538	749	2,141
Prepaid expenses and other current assets	3,683	6	-	-	-	-	2,298	-	1,351	22,036	10	52	660
Total current assets	74,975	591	42	-	-	-	12,567	-	38,123	531,507	574	854	3,469

Non-current assets:
Property:
Property owned, net	110,874	377	481	-	-	-	29,219	-	53,294	209,212	31	812	19,965
Property leased under capital leases, net	-	-	-	-	-	-	5	-	-	4,890	-	-	-
Property, net	110,874	377	481	-	-	-	29,224	-	53,294	214,102	31	812	19,965
Goodwill	31,487	-	-	-	-	-	12,110	-	-	33,042	-	-	27,798
Intangible assets, net	-	-	-	-	-	-	-	-	-	-	-	-	-
Other assets	3,451	-	-	-	-	-	1,211	-	432	138,290	-	10	40
Total assets	$220,787	$968	$523	$-	$-	$-	$55,112	$-	$91,849	$916,941	$605	$1,676	$51,272

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Debtor-in-possession credit agreement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$350,000	$-	$-	$-
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-	-	-	-	-	-
Current portion of real estate liabilities	576	-	-	-	-	-	-	-	68	18	-	-	-
Accounts payable	13,573	81	3	-	-	-	4,052	4	6,380	38,106	146	220	347
Book overdrafts	-	-	-	-	-	-	-	-	-	19,528	-	-	-
Accrued salaries, wages and benefits	13,227	-	-	-	-	-	2,873	-	6,341	43,680	7	162	277
Accrued taxes	3,295	1	-	-	-	-	(102)	-	683	22,848	26	(10)	59
Other accrued liabilities	4,553	12	-	-	-	-	722	-	2,089	177,671	3	211	454
Total current liabilities	35,224	94	3	-	-	-	7,545	4	15,561	651,851	182	583	1,137

Non-current liabilities:
Long-term obligations under capital leases	-	-	-	-	-	-	-	-	-	-	-	-	-
Long-term real estate liabilities	25,462	-	-	-	-	-	-	-	6,232	72,749	-	-	-
Deferred real estate income	4,976	-	-	-	-	-	-	-	1,633	3,185	-	1,137	2,652
Other non-current liabilities	8,061	-	-	-	-	-	3,996	-	1,138	83,268	-	409	21
Intercompany, net	(388,421)	2,149	146,172	37,144	20,318	(281,284)	(259,489)	(30,366)	220,116	(279,835)	1,002	(8,615)	(99,662)
Total liabilities not subject to compromise	(314,698)	2,243	146,175	37,144	20,318	(281,284)	(247,948)	(30,362)	244,680	531,218	1,184	(6,486)	(95,852)
Liabilities subject to compromise	118,370	41	60,418	9,554	1,400	4,370	29,306	8,738	38,045	1,930,109	10	401	5,714
Total liabilities	(196,328)	2,284	206,593	46,698	21,718	(276,914)	(218,642)	(21,624)	282,725	2,461,327	1,194	(6,085)	(90,138)

Series A redeemable preferred stock	-	-	-	-	-	-	-	-	-	146,301	-	-	-

Stockholders’ equity (deficit):
Common stock	-	-	-	-	-	-	-	-	-	53,852	-	-	-
Additional paid-in capital	291,298	-	78,031	-	-	31,200	70,209	-	13,419	(341,772)	-	-	685
Accumulated other comprehensive loss	-	-	-	-	-	-	-	-	-	(76,304)	-	-	-
Retained earnings (accumulated deficit)	125,817	(1,316)	(284,101)	(46,698)	(21,718)	245,714	203,545	21,624	(204,295)	(1,311,765)	(589)	7,761	140,725
Accumulated translation adjustment	-	-	-	-	-	-	-	-	-	(14,698)	-	-	-
Total stockholders’ equity (deficit)	417,115	(1,316)	(206,070)	(46,698)	(21,718)	276,914	273,754	21,624	(190,876)	(1,690,687)	(589)	7,761	141,410
Total liabilities and stockholders’ equity (deficit)	$220,787	$968	$523	$-	$-	$-	$55,112	$-	$91,849	$916,941	$605	$1,676	$51,272

Case No. 10-24549 (RDD) Jointly Administered

US Food Basics	Pathmark Inc	Plainbridge	Delaware County	E Brusnswick	Best Cellars	SEG	Best Cellars	Best Cellars of	Grape Finds at	SMS	2008 B’Way	South Dakota	Bridge Stuart	Adbrett Corp	Bergen Street	Foreign	Total
							Mass Inc	Virgina Inc	Dupont, Inc			Great A&P Tea	Inc		Pathmark Inc	Non-Debtor

10-24568	10-24584	10-24585	Dairies	10-24566	10-24557	10-24586	10-24559	10-24560	10-24570	10-24592	10-24550	10-24597	10-24563	10-24552	10-24555

$742	$19,693	$-	$-	$-	$3	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,745	$293,273
84	40	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	3,748
929	28,492	2,458	-	68	(3)	139	-	1	-	-	-	-	-	-	-	-	151,560
9,966	143,585	360	-	-	128	-	-	1	-	-	-	-	-	-	-	-	392,456
404	8,247	51	-	-	26	-	-	-	-	-	-	-	-	-	-	-	38,824
12,125	200,057	2,869	-	68	154	139	-	2	-	-	-	-	-	-	-	1,745	879,861

26,378	546,782	392	-	22,778	104	-	-	-	-	-	476	-	-	-	-	-	1,021,175
-	53,923	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	58,818
26,378	600,705	392	-	22,778	104	-	-	-	-	-	476	-	-	-	-	-	1,079,993
4,147	-	-	-	-	1,828	-	-	-	-	-	-	-	-	-	-	-	110,412
-	119,338	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	119,338
430	5,269	444	-	-	40	-	31	-	-	-	-	-	-	-	-	-	149,648
$43,080	$925,369	$3,705	$-	$22,846	$2,126	$139	$31	$2	$-	$-	$476	$-	$-	$-	$-	$1,745	$2,339,252

$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$350,000
-	4,033	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	4,033
(58)	(20)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	584
5,953	40,637	11,642	-	-	100	6	-	2	(1)	-	-	-	-	-	-	49	121,300
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	19,528
483	31,684	294	-	-	3	-	-	-	-	-	-	-	-	-	-	-	99,031
391	5,344	-	-	-	76	-	-	6	-	50	-	-	(3)	-	(2)	-	32,662
853	8,781	10	-	-	3	-	-	12	(1)	-	1	-	-	-	-	(94,102)	101,272
7,622	90,459	11,946	-	-	182	6	-	20	(2)	50	1	-	(3)	-	(2)	(94,053)	728,410

-	38,374	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	38,374
6,609	20,151	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	131,203
28	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	13,611
35	(177)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2,659	99,410
92,472	1,532,033	(33,897)	(19)	19,945	2,436	(525)	324	485	121	(13,741)	(1,210)	(673,883)	232	(1,821)	782	(2,963)	-
106,766	1,680,840	(21,951)	(19)	19,945	2,618	(519)	324	505	119	(13,691)	(1,209)	(673,883)	229	(1,821)	780	(94,357)	1,011,008
15,911	290,453	5,570	-	-	25	71	4	161	-	-	-	-	-	-	-	-	2,518,671
122,677	1,971,293	(16,381)	(19)	19,945	2,643	(448)	328	666	119	(13,691)	(1,209)	(673,883)	229	(1,821)	780	(94,357)	3,529,679

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	146,301

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	53,852
-	-	-	-	-	-	-	-	-	-	52	454	329,010	-	-	-	36,037	508,623
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(76,304)
(79,597)	(1,045,924)	20,086	19	2,901	(517)	587	(297)	(664)	(119)	13,639	1,231	344,873	(229)	1,821	(780)	45,367	(1,822,899)
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	14,698	-
(79,597)	(1,045,924)	20,086	19	2,901	(517)	587	(297)	(664)	(119)	13,691	1,685	673,883	(229)	1,821	(780)	96,102	(1,336,728)
$43,080	$925,369	$3,705	$-	$22,846	$2,126	$139	$31	$2	$-	$-	$476	$-	$-	$-	$-	$1,745	$2,339,252

Case No. 10-24549 (RDD) Jointly Administered